Commitments	6 Months Ended
Jun. 30, 2023
Capital commitments [abstract]
Commitments	Commitments
The off-balance sheet commitments have not changed significantly since December 31, 2022, except for the following:

Obligations under the loan agreement with the EIB

In the event the EIB loan is repaid early, or in the event of a change of control after repayment of the loan, the amount of royalties due will be equal to the higher of the net present value of the royalties as determined by an independent expert required in order for the Bank to realize an internal rate of return on the loan of 20% or an amount equal to €35.0 million.

As part of the Amendment Agreement in respect of the EIB, the Company has agreed to maintain a minimum cash and cash equivalents balance equal to the outstanding principal owed to EIB which is €25.3 million as of June 30, 2023. All other covenants included in the 2018 finance contract remain unchanged, other than aforementioned cash covenant which has been lowered to €10.3 million as of June 30, 2023 pursuant to a temporary waiver that was automatically extended until January 31, 2024 upon the Company’s entry into the Janssen Agreement on July 7, 2023.

As of June 30, 2023, Cash and cash equivalents amounts to €21.6 million and no covenant is in breach.

In certain circumstances, including any material adverse change, a change of control of the Company or if Dr. Laurent Levy, Chairman of the Executive Board, ceases to hold office, the Company may be required to pay a cancellation fee. If Dr. Laurent Levy ceases to hold a certain number of shares or ceases to be an officer, the EIB may require early repayment of the loan.